UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                GTC TELECOM CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 13, 2001


TO  OUR  SHAREHOLDERS:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of GTC Telecom Corp., to be held on Thursday, December 13, 2001 at 9:30 A.M., Pacific Time, at the Irvine Marriott John Wayne Airport, 18000 Von Karman Ave., Irvine, California 92612, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. To approve and ratify the GTC Telecom 2001 Stock Incentive Plan for the directors, officers and employees of GTC Telecom Corp.

3. To ratify the appointment of Corbin & Wertz LLP as independent auditors of the Company for the fiscal year ending June 30, 2002; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on October 24, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.




                                   By Order of the Board of Directors


                                   /s/ Eric C. Clemons
                                   Eric C. Clemons, Secretary




October 29,  2001
Costa  Mesa,  California




ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of GTC Telecom Corp. (the "Company" or "GTC") for use in connection with the Annual Meeting of Shareholders to be held at the Irvine Marriott John Wayne Airport, 18000 Von Karman Ave., Irvine, California 92612 on Thursday, December 13, 2001, at 9:30 a.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

1.     FOR  election  of the director nominees listed below (Proposal 1);

2. FOR approval and ratification of the GTC Telecom 2001 Stock Incentive Plan for the directors, officers and employees of GTC Telecom Corp. (Proposal 2)

3. FOR the ratification of the appointment of Corbin & Wertz LLP as independent auditors of the Company for the fiscal year ending June 30, 2002 (Proposal 3).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about November 12, 2001. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only class of the Company's equity securities currently outstanding is its Common Stock. Shareholders of record at the close of business on October 24, 2001 are entitled to one vote for each share of Common Stock held by them. As of October 24, 2001, there were 20,396,622 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of not less than one (1) nor more than five (5) directors, and the number is presently fixed at five (5) members. As a result of the acquisition of GenTel Communications, Inc. by the Company, the Company's prior Board of Directors resigned and appointed S. Paul Sandhu and Eric Clemons to fill their vacancies. Clay T. Whitehead was appointed to the Board on September 16, 1998, John M. Eger was appointed to the Board on October 20, 1999, and Gerald A. DeCiccio was appointed to the Board on November 3, 2000 to fill vacancies left over from the acquisition of GenTel by the Company.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than five (5) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE NOMINEES LISTED BELOW.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

     Eric  Clemons
     John  M.  Eger
     S.  Paul  Sandhu
     Clay  T.  Whitehead
     Gerald  A.  DeCiccio

The biographies of nominees, including certain additional information, are set forth below:

ERIC CLEMONS, 30, has been a director of the Company since August 28, 1998 and is currently the Company's President and a director of the Company. Mr. Clemons has been with GTC since its inception. Mr. Clemons has over ten (10) years experience with sales and marketing organizations. Mr. Clemons most recently was Vice President of Marketing for Intelligent Electronic Communications managing a staff of 50 employees. Mr. Clemons has attended The Wharton School of Business executive management programs. Between 1989 and 1994, Mr. Clemons was a licensed NASD broker. As a broker, Mr. Clemons was subject to three claims related to such engagement and subsequently an administrative action by the NASD related to his work as a licensed broker. Mr. Clemons was found liable for an award of $4,000 on one of the actions and subsequently in April 1997, was fined $65,000 and barred from association with any NASD member with the ability for re-application following a period of two years.

JOHN M. EGER, 61, was appointed to the Board on October 20, 1999. Mr. Eger is a telecommunications lawyer and former counsel to the international law firm Morrison and Forester and is currently the holder of the prestigious Lionel Van Deerlin Endowed Chair of Communications and Public Policy at San Diego State University. He is also the President and CEO of the World Foundation for Smart Communities, a non-profit, non-governmental educational program dedicated to helping communities understand the importance of information technology as a catalyst for transforming life and work in the 21st Century. Mr. Eger formerly headed CBS Broadcast International, which he established and was Senior Vice President of the CBS Broadcast Group. From 1971-1973, Mr. Eger was legal assistant to the chairman of the Federal Communications Commission, and from 1974-1976 served as Telecommunications Advisor to Presidents Nixon and Ford and was also the Head of the White House Office of Telecommunications Policy (OTP). Earlier in his career, Professor Eger served as a data communications specialist and design director of information systems for the Bell System. From 1976 through 1981, he was a Washington, DC based telecommunications attorney. Other positions Mr. Eger has held include serving as Chairman of the Board of the San Diego Processing Corporation, Chairman of San Diego Mayor Susan Golding's City of the Future Advisory Committee and Chairman of Governor Pete Wilson's California Commission on Information Technology.

S. PAUL SANDHU, 40, has been a director of the Company since August 28, 1998 and is currently the Company's Chief Executive Officer and a director of the Company. Mr. Sandhu has been with GTC since its inception. Mr. Sandhu has over twelve (12) years experience with start-up and emerging growth companies. Mr. Sandhu was Co-Founder, President and Co-Owner of Maximum Security ("Maximum"), a Security and surveillance company he started in 1992. While at Maximum, Mr. Sandhu actively managed a staff of over 200 employees. In 1997 Mr. Sandhu sold the business to his partner. Mr. Sandhu graduated from the University of Punjab in India with a degree in Engineering.

CLAY T. WHITEHEAD, 62, was appointed to the Board on September 16, 1998. Mr. Whitehead is currently President of Clay Whitehead Associates, a strategic consulting and business development company which concentrates on the telecommunications and media industries. Clay Whitehead Associates primarily works with large companies to develop business projects in the areas of telecommunications and television. Mr. Whitehead has participated in the formation, strategy development, regulatory posture, and financing of a number of telecommunications businesses in the United States and internationally. Mr. Whitehead has also served as a special assistant to President Nixon, with policy responsibility for NASA, the Atomic Energy Commission, and the National Science Foundation. From 1971 to 1974, he was director of the U.S. Office of Telecommunications Policy. From 1979 to 1983, Mr. Whitehead founded and was president of Hughes Communications, Inc., a subsidiary of Hughes Aircraft Company.

GERALD A. DECICCIO, 44, was appointed to the Board on November 3, 2000. Mr. DeCiccio first joined the Company in January 1999 as Chief Financial Officer. Mr. DeCiccio has over twenty (20) years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., ("NT&C") a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

The following directors presently serve as directors of the following public corporations:

Clay  T.  Whitehead     Prudential  Funds,  a number of Prudential mutual funds;
Crosswalk.com,  an  internet  e-commerce  company.

John  M.  Eger          WaveExpress,  a  joint  venture of Sarnoff Labs and Wave
Systems; Verance Corporation, an electronic watermarking and information management company; and, E-Tel Corp., a manufacturer of internet telephones.

COMPENSATION  OF  BOARD  OF  DIRECTORS

For the fiscal years ended 1996, 1997 and 1998, and the six months ended December 31, 1998, Directors of the Company received no compensation. Beginning with the third quarter of fiscal year 1999 through December 31, 2000, Directors received $1,500 and 2,500 options to purchase the Company's common stock per quarter. Beginning January 1, 2001, the outside directors each receive $4,000 per quarter, $1,000 per major committee meeting as contemplated in the respective committee charter, $1,000 each for the Chairman of the Audit and Compensation committees per year of service, 2,500 options per quarter priced at fair market value on the date of grant, and 2,500 options each per quarter priced at fair market value on the date of grant for the Chairman of the Audit and Compensation committees. The shares underlying the options are restricted (as that term is defined by Rule 144 of the Securities Act of 1933). The inside directors receive no compensation.

BOARD  MEETINGS  AND  COMMITTEES

The Board of Directors of the Company held four meetings during the year ended June 30, 2001. Each director attended each of the meetings, except Mr. Eger who missed one meeting. The Board does not meet on any pre-determined schedule but meets on an as needed basis. The Board has an Audit Committee and a Compensation & Nominating Committee.The Audit Committee held two meetings during the year ended June 30, 2001. The Audit Committee reviews the internal accounting procedures of GTC, consults with and reviews the services provided by GTC's independent accountants, and recommends to the Board the appointment of the independent auditors for the fiscal year. The Audit Committee of the Board currently consists of Messrs. Whitehead and Eger who are independent. A copy of the Audit Committee's charter is attached to this Proxy Statement as Appendix - A.

The Compensation & Nominating Committee held one meeting during the fiscal year ended June 30, 2001. The Compensation & Nominating Committee is responsible for annually reviewing and fixing the salaries and other compensation of the officers of the Corporation, and deciding upon the grant of stock options to the officers and other employees of the Corporation. The Compensation & Nominating Committee is also is responsible for evaluating and recommending to the Board qualified nominees for election as Directors of the Corporation and considering other matters pertaining to the size and composition of the Board. The Committee does not accept nominations from shareholders. The Compensation & Nominating Committee of the Board currently consists of Messrs. Whitehead, Eger, and Sandhu. The Committee does not currently have a charter.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of two independent directors. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter approved by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

We have reviewed and discussed the Company's audited consolidated financial statements as of and for the fiscal year ended June 30, 2001 with the Company's management and Corbin & Wertz LLP ("Corbin & Wertz"), the Company's independent certified public accountants.

We have received and reviewed the written disclosures and the letter from Corbin & Wertz required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Corbin & Wertz their objectivity and independence.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 to be filed with the Securities and Exchange Commission.

By /s/ John M. Eger
   -------------------------------
   John  M.  Eger
   Chairman

By /s/ Clay T. Whitehead
   -------------------------------
   Clay  T.  Whitehead
   Member

                                  PROPOSAL TWO
                    ADOPTION OF GTC 2001 STOCK INCENTIVE PLAN


BACKGROUND AND PURPOSE

The purpose of the GTC 2001 Stock Incentive Plan (the "Plan") is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons an opportunity to participate in the appreciation and value of the Common Stock of the Company. The Plan provides for the grant various types of equity based incentives. The following description of the primary features of the Plan is qualified in all respects by reference to the full text of the Plan. At present the Company has not determined the distribution of Awards among its officers, directors, and employees.

THE PLAN

TYPES OF INCENTIVES. The Plan will provide for the grant of stock options, stock appreciation rights ("SARs"), restricted stock, and cash and stock bonuses, on a current or deferred basis, collectively "Awards." The Company may settle Awards in cash or shares of the Company's Common Stock ("Shares"). Although only stock options are contemplated at this time, the other forms of Awards give the Company flexibility to structure future incentives.

NUMBER OF SHARES AVAILABLE. The maximum number of Shares that may be issued under the Plan is 10,000,000 shares of the Company's Common Stock.
The Internal Revenue Code requires a fixed limit on the number of Shares that may be covered by options and SARs granted to any one individual in any one calendar year and a fixed limit on the number of Shares that may be covered by all Awards granted to any one individual in any one calendar year. These limits are each 1,000,000 shares.

SUBSTANTIAL POWERS OF THE ADMINISTRATOR. Subject to the express terms of the Plan, the Plan administrator will have broad power to administer, construe, and interpret the Plan, including the power to:

-     determine  who  receives  Awards and the type of Awards they will receive,

- grant Awards, price them and determine the size and other terms of the grants, and determine appropriate adjustments in connection with a reorganization, change in control, or certain other events, and

- accelerate the exercisability or vesting of Awards or make other changes in Awards.

CONSIDERATION FOR AWARDS AND SHARES. Awards may be issued for services rendered or to be rendered. Shares also may be issued for any lawful consideration, including cash, other securities or rights. The administrator may authorize loans from the Company to participants in the amount necessary for participants to pay the withholding taxes due in connection with the exercise or vesting of Awards.

GRANT OF AWARDS CONDITIONED ON STOCKHOLDER APPROVAL OF THE PLAN. Any Awards granted prior to stockholder approval of the Plan would be subject to stockholder approval of the Plan no later than 12 months following the date the Board adopts the Plan. An accounting charge to earnings may be triggered to the extent that Awards are granted before stockholder approval of the Plan (equal to the fair market value of the Shares on the date of stockholder approval less the purchase price for the Award).

ELIGIBILITY. All directors, officers and employees of the Company and its subsidiaries are eligible for Award grants. Only persons actually selected by the administrator will be granted Awards.

RESTRICTIONS ON TRANSFER. Awards are generally nontransferable (except on death), subject to exceptions for donative purposes on a case-by-case basis to a limited number of related persons (e.g., spouse or children), in furtherance of tax and estate planning objectives.

TERM. No Awards may be granted under the Plan more than 10 years after it is adopted by the Board. The Board, in its discretion, may terminate the Plan earlier. Outstanding Awards generally will be unaffected by the Plan's termination.

PLAN  ADMINISTRATION

IN GENERAL. The Plan may be administered by the Board or by a committee appointed by the Board (the "Committee"). Presumably, the Board would appoint the Compensation Committee of the Board as the "Committee" or administrator under the Plan.

PLAN AMENDMENT & APPROVAL. The Board may amend or terminate the Plan at any time. Plan amendments need not be subject to stockholder approval unless required by law.

Materially adverse changes to an Award generally (but not always) require the holder's consent. The Committee may terminate outstanding Awards in certain extraordinary corporate circumstances, but would generally be required to provide for an alternative settlement of at least the vested portions of the Awards.

It is important to note that if an Award is amended after the date it is granted (to change the vesting schedule, to change the termination of employment provisions, to reprice the option or otherwise), the amendment may have adverse accounting consequences.

OPTIONS

DESCRIPTION. Options represent rights to purchase shares at a specified price (the exercise price) during a specified term not to exceed 10 years. Both nonqualified stock options ("NQSOs") and incentive stock options (those intended to be qualified under Section 422 of the Code) ("ISOs") may be granted under the Plan. NQSOs and ISOs trigger different tax consequences. See Tax Consequences below.

EXERCISE PRICE. Options typically are issued without consideration other than for services rendered or (by virtue of the vesting schedule) services to be rendered. The exercise price of options will be determined by the administrator, but in the case of ISOs may not be less than 100% of the grant date fair market value ("FMV") of the Common Stock.

VESTING AND EXERCISE. The administrator determines the vesting schedule and exercise provisions applicable to each Award.

EFFECT OF TERMINATION OF EMPLOYMENT. Unless the administrator otherwise provides, options terminate when a participant terminates employment with the Company, except for options which are then vested and exercisable. Vested options typically continue to be exercisable for limited periods following the date of termination (except if the employee is terminated "for cause," in which case even the vested options will immediately terminate). The following post-service exercise periods are included:

- 12 months if termination results from death, disability or retirement (3 months in the case of retirement and an incentive stock option); or

- 3 months if termination occurs for any reason other than death, disability, retirement, or "for cause."

CHANGE IN CONTROL. A Change in Control Event generally would trigger immediate acceleration of vesting of all options, unless the Board otherwise provides prior to the Change in Control Event. Awards which are fully accelerated and which are not exercised or settled at or prior to a Change in Control Event which the Company does not survive generally would or could be terminated. A Change in Control Event is generally defined to include (i) an acquisition by any person (other than an Excluded Person) of more than [50%] of the voting securities of the Company, (ii) certain mergers, dispositions, or consolidations of the Company, or certain sales of substantially all of the Company's assets, and (iii) a dissolution or liquidation of the Company. The term "Excluded Person" means the Company, certain entities related to the Company, and any Company employee benefit plan (or their related successors).

TAX CONSEQUENCES. The grant of an option does not result in taxable income to the recipient. The holder, on exercise of an NQSO, recognizes ordinary income equal to the difference between the exercise price of the option and the fair market value of the Shares when the option is exercised. Any subsequent gain or loss is taxed to the recipient as a capital gain or loss upon his or her disposition of the Shares. The Company receives a corresponding tax deduction at the time of exercise.

On grant or exercise of an ISO, the holder recognizes no income, gain or loss; and the Company has no deduction. If the shares are held at least two years after grant and one year after exercise, the holder will not recognize any income until the Shares are disposed of, at which time the entire gain or loss (calculated with respect to the original exercise price under the option) will be taxed as a capital gain or loss. The Company receives no tax deduction. On exercise of an ISO, the difference between the exercise price of the option and the fair market value of the Shares when the option is exercised is included in the holder's income for alternative minimum tax purposes.

ACCOUNTING TREATMENT. Options can be structured to satisfy the criteria for non-variable plan accounting and thereby avoid charges to the Company's earnings. Options that have an exercise price of not less than FMV on the date of grant and are granted to employees or non-employee directors of the Company or at least a 50% controlled entity should generally satisfy such criteria under current thinking on this subject. Options to consultants are subject to different accounting treatment.

STOCK  APPRECIATION  RIGHTS

DESCRIPTION. SARs constitute rights to receive payment equal to the appreciation in the price of the Common Stock between the date of grant and the date of exercise. SARs are usually granted in conjunction with an equal number of options and would vest and become exercisable on the same schedule, although stand-alone SARs may be issued under the Plan. If the SAR is issued in conjunction with an option, exercise of the SAR generally cancels an equal number of Shares subject to the option. Exercise of an SAR triggers a payment obligation to the holder. The Company has the discretion to make such payment in either cash or Shares.

OTHER PROVISIONS. The general terms of Awards summarized under "Options" above also apply to SARs.

TAX CONSEQUENCES. Holders of SARs are taxed in a manner corresponding to the tax on options, and deductibility of the compensation to the Company corresponds to that for options.

ACCOUNTING TREATMENT. The appreciation in the value of SARs over the base price triggers periodic charges to the Company's earnings for accounting purposes.

RESTRICTED  STOCK

DESCRIPTION. A restricted stock Award is an award of a fixed number of Shares subject to vesting requirements and other restrictions. The administrator specifies the price, if any, the Participant must pay for the Shares and the restrictions imposed on the Shares. Generally, if a recipient of a restricted stock Award terminates employment prior to the time that any applicable restrictions have lapsed, or if a restricted stock Award otherwise expires prior to the lapse of any applicable restrictions, the recipient is required to return the unvested restricted Shares to the Company.

TAX CONSEQUENCES. In general, no income is recognized by the recipient upon the grant of a restricted stock Award. The recipient will recognize ordinary income when the restrictions lapse equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount which the recipient paid for the restricted stock. However, a recipient of a restricted stock award may elect to recognize ordinary income as of the grant date of the award equal in amount to the excess of the fair market value of the restricted stock at the time of grant over the amount paid for the restricted stock. The Company may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income. Upon a sale of restricted stock after the restrictions lapse, capital gain or loss will be recognized by the recipient.

ACCOUNTING TREATMENT. Restricted Stock Awards that vest over a period of time generally trigger an accounting charge to earnings from the date of grant (equal to the fair market value of the shares less the purchase price for the Award) over the expected term. In the ordinary course, no additional compensation expense is recognized solely in connection with the vesting of the shares.

BONUSES  AND  OTHER  AWARDS

DESCRIPTION. The Plan leaves considerable discretion to the administrator to grant bonuses in the form of Common Stock and to structure the terms and conditions of performance-based awards.

A performance-based award is generally an award that becomes payable upon the attainment of one or more performance criteria established at the time of grant and set forth in the related Award Agreement. The amount of cash or shares or other property that may be deliverable pursuant to such an Award is based upon the degree of attainment over a specified period of such measure(s) of performance of the Company (or any part thereof) or the Participant as may be established by the administrator.

TAX CONSEQUENCES. Generally speaking, a recipient of these other Awards will receive taxable income when they are vested and payable, and the Company will be entitled to a corresponding tax deduction at that time.

ACCOUNTING TREATMENT. The accounting treatment for these other Awards will generally not be as favorable as it is for "at market" options. On the other hand, if properly structured and payable solely in Shares, these Awards can avoid "variable" accounting, although the Company may incur periodic "amortized" charges to earnings.

Approval and ratification of the Option Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 STOCK INCENTIVE PLAN.

                                 PROPOSAL THREE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Board of Directors has appointed Corbin & Wertz, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment. Corbin & Wertz was the Company's independent auditor for the prior fiscal year ending June 30, 2001.

Representatives of Corbin & Wertz are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so and are expected to be available to respond to appropriate questions.

For the fiscal year ended June 30, 2001, the Company's audit fees were as follows:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2001 annual financial statements and review of the financial statements in the Company's reports on Form 10-QSB: $81,420.

(b)  Financial  Information  Systems  Design  and  Implementation  Fees:  None.

(c) All Other Fees: The aggregate fees billed by Corbin & Wertz for all other professional services provided to the Company (other than the services described above under "Audit Fees") for the fiscal year ended June 30, 2001 were $30,820. These fees were primarily for tax services.

The Audit Committee has considered whether the services rendered by the independent certified public accountants with respect to the foregoing fees are compatible with maintaining their independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF CORBIN & WERTZ LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                                OTHER INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company are set forth below, along with their biographies. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.

Name                       Positions
-----------------          -------------------------------------
S. Paul Sandhu             Chief Executive Officer, and Director
Eric Clemons               President and Director
Gerald A. DeCiccio         Chief Financial Officer and Director
Mark Fleming               Chief Operating Officer
John M. Eger               Director
Clay T. Whitehead          Director

MARK FLEMING, 43, joined the Company in October 1998 as Executive Vice President. Mr. Fleming has eighteen (18) years of business strategy, planning, and analysis experience within the competitive consumer products / services industries. For seven years, Mr. Fleming worked in the telecommunications industry, holding several finance and marketing management positions at MCI. Some of the key business / operational issues that Mr. Fleming managed while at MCI included pricing strategy, market positioning, new product development, sales channel and customer service performance reviews, capital investment decisions and overall business planning / analysis for Residential Markets and Local Services divisions. Mr. Fleming received his Bachelor of Arts degree in Business Administration from Principia College in 1980, and attained his Masters in Business Administration, with honors from the University of Southern California in 1986.

EXECUTIVE  COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended June 30, 2001, 2000 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                                             SUMMARY COMPENSATION TABLE

                                          ANNUAL  COMPENSATION                          LONG  TERM  COMPENSATION
                                         ----------------------                         AWARDS           PAYOUTS
                                                                                    -------------------------------
                                                                OTHER        RESTRICTED  SECURITIES                 ALL
NAME AND                                                        ANNUAL         STOCK     UNDERLYING    LTIP        OTHER
PRINCIPAL                          SALARY        BONUS       COMPENSATION      AWARDS     OPTIONS     PAYOUTS   COMPESATION
POSITION               YEAR         ($)           ($)            ($)            ($)       SARS (#)      ($)         ($)
---------------------------------------------------------------------------------------------------------------------------
Paul Sandhu           2001
(CEO)                (6/30)     $  105,000        -0-           10,000(1)       -0-        132,500      -0-       13,000(2)

                      2000
                     (6/30)        126,000        -0-             -0-           -0-        217,500      -0-         -0-

                      1999
                     (6/30)         85,500        -0-             -0-           -0-          -0-        -0-         -0-

---------------------------------------------------------------------------------------------------------------------------
Eric Clemons          2001
(President)          (6/30)        145,667       13,680         10,000(1)       -0-        132,500      -0-      100,000(2)

                      2000
                     (6/30)        133,000        -0-             -0-           -0-        167,500      -0-         -0-

                      1999
                     (6/30)         90,836        -0-             -0-           -0-          -0-        -0-         -0-
---------------------------------------------------------------------------------------------------------------------------

Gerald DeCiccio       2001
(CFO)                (6/30)        138,000        -0-              -0-          -0-        177,500      -0-         -0-

                      2000
                     (6/30)        139,708        -0-              -0-          -0-         75,000      -0-         -0-

                      1999
                     (6/30)         54,102        -0-              -0-          -0-        150,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------------

Mark Fleming          2001
(COO)                (6/30)        124,583        -0-              -0-          -0-         50,000      -0-         -0-

                      2000
                     (6/30)        121,042        -0-              -0-          -0-         75,000      -0-         -0-

                      1999
                     (6/30)         62,083        -0-              -0-          -0-        100,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------------


(1)     Amounts  paid  for  directors  fees
(2)     Non-business  expenses  paid  on  behalf  of  the  officers



                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            (INDIVIDUAL GRANTS)


                  NUMBER OF SECURITIES      PERCENT OF TOTAL
                       UNDERLYING         OPTIONS/SAR'S GRANTED
                 OPTIONS/SAR'S GRANTED   TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
NAME                      (#)                     YEAR                     ($/SH)           EXPIRATION DATE
                 ----------------------  -----------------------  ------------------------  ---------------
Paul Sandhu                    7,500(1)                      <1%  $                   0.01           1/2/04
                             125,000(2)                    15.8%  $                 0.6875          10/5/10
                 ----------------------  -----------------------  ------------------------  ---------------
Eric Clemons                   7,500(3)                      <1%  $                   0.01           1/2/04
                             125,000(2)                    15.8%  $                 0.6875          10/5/10
                 ----------------------  -----------------------  ------------------------  ---------------
Gerald DeCiccio              125,000(4)                    15.8%  $                   0.50          11/2/03
                               2,500(5)                      <1%  $                   0.01           1/2/04
                              50,000(2)                     6.3%  $                 0.6875          10/5/10
                 ----------------------  -----------------------  ------------------------  ---------------
Mark Fleming                  50,000(2)                     6.3%  $                 0.6875          10/5/10
                 ----------------------  -----------------------  ------------------------  ---------------

(1) Represents options issued on 1/2/01 pursuant to Mr. Sandhu's Director Compensation agreement.
(2) Represents options issued on 10/5/00 in accordance with the 1999 Stock Option Plan.
(3) Represents options issued on 1/2/01 pursuant to Mr. Clemon's Director Compensation agreement.
(4) Represents options issued on 11/2/00 pursuant to Mr. DeCiccio's Director Compensation agreement.
(5) Represents options issued on 1/2/01 pursuant to Mr. DeCiccio's Director Compensation agreement.




                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                                                                   NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN
                                                                   SECURITIES UNDERLYING       THE-MONEY OPTION/SARS
                   SHARES ACQUIRED ON             VALUE            OPTIONS/SARS AT FY-END (#)        AT FY-END ($)
NAME                  EXERCISE (#)             REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                 ----------------------  ------------------------  --------------------------  --------------------------

Paul Sandhu                           0                       n/a            65,000 / 285,000                   7,250 / 0
Eric Clemons                          0                       n/a            55,000 / 245,000                   7,250 / 0
Gerald DeCiccio                       0                       n/a           225,834 / 151,666                     725 / 0
Mark Fleming                          0                       n/a            85,000 / 140,000                   2,900 / 0

EMPLOYMENT  AGREEMENTS

On December 1, 1998, the Company entered into an Employment Agreement with Paul Sandhu, the Company's President and CEO, whereby the Company will pay Mr. Sandhu an annual salary of $84,000. Pursuant to the Agreement, Mr. Sandhu's salary shall increase to $168,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On January 15, 1999 the Company voluntarily agreed to increase his salary to $168,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $184,800. In addition to his annual salary, the Agreement confirmed the prior issuance of options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $0.2375 previously granted to Mr. Sandhu pursuant to an employment agreement between Mr. Sandhu and GenTel dated January 5, 1998. These options vested upon execution of the Agreement. The Agreement may be canceled at any time by either the Company or Mr. Sandhu. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Sandhu 25% of his annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Eric Clemons, the Company's Chief Operating Officer ("COO"), whereby the Company will pay Mr. Clemons an annual salary of $76,000. Pursuant to the Agreement, Mr. Clemons' salary shall increase to $152,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On January 15, 1999 the Company voluntarily agreed to increase his salary to $152,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $167,200. In addition to his annual salary, the Agreement confirmed the prior issuance of options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.2375 previously granted to Mr. Clemons pursuant to an employment agreement between Mr. Clemons and GenTel dated January 5, 1998. These options vested upon execution of the Agreement. The Agreement may be canceled at any time by either the Company or Mr. Clemons. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Clemons 25% of his annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Gerald A. DeCiccio, the Company's Chief Financial Officer, whereby the Company will pay Mr. DeCiccio an annual salary of $105,000. Pursuant to the Agreement, Mr. DeCiccio's salary shall increase to $144,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On December 23, 1999 the Company voluntarily agreed to increase his salary to $144,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $158,400. In addition to his annual salary, the Agreement grants Mr. DeCiccio options to purchase 150,000 shares of the Company's Common Stock. Twenty-five thousand (25,000) of the options vested six
(6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 125,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. DeCiccio is employed with the Company. The Agreement may be canceled at any time by either the Company or Mr. DeCiccio. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. DeCiccio 25% of his annual salary as severance.

On October 14, 1998, the Company entered into an Employment Agreement with Mark Fleming, the Company's Executive Vice-President, whereby the Company will pay Mr. Fleming an annual salary of $70,000. Pursuant to the Agreement, Mr. Fleming's salary shall increase to $107,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On January 23, 2000 the Company voluntarily agreed to increase his salary to $130,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $143,000. In addition to his annual salary, the Agreement grants Mr. Fleming options to purchase 100,000 shares of the Company's Common Stock. Ten thousand (10,000) of the options vested six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 90,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. Fleming is employed with the Company. The Agreement may be canceled at any time by either the Company or Mr. Fleming. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Fleming 25% of his annual salary as severance.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

LOAN  TO  COMPANY  BY  S.  PAUL  SANDHU

The Company borrows funds from the Company's Chief Executive Officer for working capital purposes. The borrowings totaling $73,500 and accrue interest at 10% and are due on demand. As of June 30, 2001, the Company has repaid the principal balance. No interest was accrued or paid as of June 30, 2001 and 2000.

CANCELLATION  OF  CERTAIN  SHARES  OF  STOCK  HELD  BY  MANAGEMENT

During fiscal year 2000, Mr. Sandhu and Mr. Clemons canceled 619,848 and 154,962, respectively, shares of the Company's common stock held by each of them. It was determined that these shares were not cancelled in a timely matter. As a result, these cancellations are reflected as a reduction in the outstanding shares as of July 1, 1998.

OPTIONS  ISSUED  TO  DIRECTORS  OF  THE  COMPANY

During fiscal year 2002, the Board issued options to purchase an aggregate of 20,000 shares of the Company's Common Stock, at exercise prices between $0.22 and $0.30 per share (the fair market value of the Company's common stock on the day of grant), to the outside members of the Board pursuant to their agreement of director compensation. The options are exercisable through July 2004.

On November 3, 2000, the Company granted options to purchase 125,000 shares of restricted common stock, at an exercise price of $0.50 per share, to a Gerald A. DeCiccio, a director of the Company (the fair market value of the Company's common stock on the date of grant). The options are exercisable through November 2003. The issuance was an isolated transaction not involving a public offering pursuant to section 4(2) of the Securities Act of 1933.

On October 5, 2000, the Company's Board granted, pursuant to the Option Plan, an aggregate of 50,000 Incentive Stock Options (as defined by the Plan), exercisable at $0.6875 per share (the fair market value of the Company's common stock on the day of grant) to a member of the Board in his capacity as an officer of the Company and an aggregate of 300,000 Non-statutory Stock Options (as defined by the Option Plan), exercisable at $0.6875 per share (the fair market value of the Company's common stock on the day of grant) to the outside directors of the Company and to members of the Board in their capacity as officers of the Company.

During fiscal year 2001, the Board issued options to purchase an aggregate of 52,500 shares of the Company's common stock, at exercise prices between $0.01 and $0.2969 per share, valued at $7,800, to the members of the Board pursuant to their agreement of director compensation. The options are exercisable through April 2004.

On May 1, 2000, the Board issued options to purchase an aggregate of 57,500 shares of the Company's common stock, at an exercise price of $0.01, valued at $71,300 to the members of the Board pursuant to their agreement of director compensation. The options are exercisable through May 2003.

On May 1, 2000, the Board granted, pursuant to the Option Plan, options to purchase 100,000 shares of restricted common stock, at an exercise price of $1.25 per share (the fair market value of the Company's common stock on the day of grant), to the members of the Board. In addition, options to purchase 75,000 shares of restricted common stock were also granted, at an exercise price of $1.25 per share (the fair market value of the Company's common stock on the day of grant), to those members of the Board in their capacity as officers of the Company. However, in the event that the trading price of the Company's common stock closes at or above $5.00 per share for a minimum of five (5) consecutive trading days, the Options shall become fully vested. The options are exercisable through May 2010.

On October 20, 1999, the Company granted 526,000 options to purchase 526,000 shares of "restricted" (as that term is defined under Rule 144 of the Securities Act of 1933) common stock, at an exercise price of $1.00 per share (the fair market value of the Company's common stock on the day of grant), to John M. Eger, a director of the Company, pursuant to an option agreement entered into between the Company and Mr. Eger. The issuance was exempt under Section 4(2) of the Securities Act of 1933. The options are exercisable through October 2002.

On October 18, 1999, the Company's Board of Directors granted, pursuant to the Option Plan, an aggregate of 300,000 Non-statutory Stock Options (as defined by the Option Plan), exercisable at $1.10 per share (the fair market value of the Company's common stock on the day of grant was $2.9375 per share), to those members of the Board in their capacity as officers of the Company, resulting in $551,250 of compensation expense to be charged to the Company over the five year vesting period at $110,250 per year beginning in fiscal year 2001 through fiscal year 2005.

On October 6, 1999, the Company registered on Form S-8 filed with the Securities and Exchange Commission, 67,675 shares of Common Stock held by consultants valued at approximately $270,700; 411,000 options held by employees valued at approximately $1,184,000; and 750,000 options pursuant to its 1999 Stock Option Plan.

During fiscal year 2000, Paul Sandhu ("Mr. Sandhu"), the Company's Chief Executive Officer, Eric Clemons ("Mr. Clemons"), the Company's President, Gerald DeCiccio, the Company's Chief Financial Officer, and other employees of the Company, exercised options (previously granted pursuant to their employment contracts) to purchase a total of 375,000 shares of the Company's common stock in lieu of salary for $72,250.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of September 30, 2001, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.

                                                            COMMON STOCK  PERCENT OF
TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL OWNER  OUTSTANDING  OUTSTANDING
----------------------- -----------------------------        ----------   ------------
                        Paul Sandhu(1)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                3,997,215      19.60%
----------------------- -----------------------------        ----------   ------------

                        Eric Clemons(2)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  750,522       3.68%
----------------------- -----------------------------        ----------   ------------
                        Mark Fleming(3)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  135,000       0.66%
----------------------- -----------------------------        ----------   ------------
                        Gerald A. DeCiccio(4)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  307,500       1.51%
----------------------- -----------------------------        ----------   ------------
                        John M. Eger(5)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  568,500       2.79%
----------------------- -----------------------------        ----------   ------------
                        Clay T. Whitehead(6)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  566,816       2.78%
----------------------- -----------------------------        ----------   ------------
                        Reet Trust(7)
                        21520 Yorba Linda,Suite 6227
Common Stock            Yorba Linda, CA 92887                2,000,000       9.81%
----------------------- -----------------------------        ----------   -------------

All Directors and
Officers as a
Group (6
Persons in total)                                            6,325,583       31.01%
----------------------- -----------------------------        ----------   -------------


(1) Includes 120,000 options to acquire shares of Company common stock in accordance with Mr. Sandhu's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 230,000 unvested options to acquire shares of Company common stock granted in accordance with the Company's employee benefit plan.
(2) Includes 100,000 options to acquire shares of Company common stock in accordance with Mr. Clemons' director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 200,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(3) Includes an aggregate of 135,000 options to acquire shares of Company common stock in accordance with Mr. Fleming's employment agreement and the Company's employee benefit plan. Does not include an aggregate of 90,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(4) Includes an aggregate of 287,500 options to acquire shares of Company common stock in accordance with Mr. DeCiccio's employment and director compensation agreements and the Company's employee benefit plan. Does not include an aggregate of 90,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(5) Includes an aggregate of 568,500 options to acquire shares of Company common stock in accordance with Mr. Eger's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 40,000 unvested options to acquire shares of Company common stock in accordance with the Company's benefit plan.
(6) Includes an aggregate of 55,000 options to acquire shares of Company common stock in accordance with Mr. Whitehead's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 40,000 unvested options to acquire shares of Company common stock in accordance with the Company's benefit plan.
(7) The trustee of the Reet Trust is Teg Sandhu, father of Paul Sandhu. However, Paul Sandhu disclaims any beneficial ownership to the shares held by the Reet Trust.

The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required and to the best of its knowledge, during the year ended June 30, 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

                              SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 3151 Airway Ave., Suite P-3, Costa Mesa, California 92626, addressed to Eric Clemons, no later than September 1, 2002 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in December 2002.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's 2002 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by September 1, 2002, the Company will be allowed to use its voting authority as described above.

                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Shareholders for the year ended June 30, 2001.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Shareholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.




                                  By order of the Board of Directors

                                  /s/ Eric C. Clemons
                                  Eric C. Clemons
                                  Secretary

Costa  Mesa,  California
October  29,  2001

APPENDIX  -  A

                             AUDIT COMMITTEE CHARTER


I. COMPOSITION The Audit Committee (the "Committee") of GTC Telecom Corp. (the "Company") is a standing committee of the Board of Directors (the "Board") established to assist the Board in fulfilling its statutory, regulatory and fiduciary responsibilities. The Committee shall consist of at least two "independent" directors, not employed by the Company. Each director on the Committee shall have past employment experience in finance or accounting, the requisite professional certification in accounting or other comparable experience or background which results in the director's financial sophistication, including being or having been a CEO or other senior officer with financial oversight responsibilities. The Board shall appoint the members of the Committee.

II. AUTHORITY The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III. PURPOSE The purpose of the Committee shall be to assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, systems of internal control, the audit process and the Company's process for monitoring compliance with the laws, regulations and the Company's code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board, management, and the internal and external auditors.

IV. MEETINGS The Committee will have at least one scheduled meeting each fiscal year. In addition, the Committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this charter. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors and the independent public accountants, in separate executive sessions, to discuss any matters that the Committee or each of these groups believe should be discussed privately.

V. RESPONSIBILITIES AND DUTIES The Board delegates to the Committee the following specific duties and responsibilities in addition to those in the preceding paragraphs:

DOCUMENTS/REPORTS  REVIEW

1. Review and reassess the adequacy of the Audit Committee Charter annually and submit the Charter to the Board for approval.

2. Review the Company's annual audited financial statements and any reports or other financial information as the Committee may request, including, without limitation, any material submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent public accountants. Discuss major issues and significant changes regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review any reports to management prepared by the internal auditing department, together with management's response. Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent public accountants the Company's annual report on Form 10-KSB and the Company's quarterly report on Form10-QSB prior to its filing or prior to the release of earnings. The chair of the Committee may represent the entire Committee for purposes of these reviews.

5. Review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

INDEPENDENT  PUBLIC  ACCOUNTANTS

1. Recommend to the Board the selection, or dismissal when appropriate, of the independent public accountants, which firm is ultimately accountable to the Board. Consider independence and effectiveness and approve the fees and other compensation to be paid to the independent public accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to confirm the accountants' independence.

2. Meet with the independent public accountants to review the scope, accuracy, completeness and overall quality of the annual financial statements.

3. Receive from the independent public accountants the information they are required to communicate to the Committee under generally accepted auditing standards, including, without limitation: a) A formal written statement delineating all relationships between the independent public accountants and the Company, consistent with Independence Standards Board Standard No. 1, and b) Engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants, and recommend that the Board take appropriate action to enhance the independence of the independent public accountants.

FINANCIAL  REPORTING  PROCESS

1. In consultation with the independent public accountants, review the integrity of the Company's financial reporting processes, both internal and external.

2. Meet with management and the independent public accountants to review the planning and staffing of the audit.

3. Discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

4. Review with the independent public accountants any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company's response to that letter. Such review should include: a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information. b) Any changes required in the planned scope of the audit.

5. The Committee shall make regular reports to the Board of Directors. The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

VI. OTHER While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent public accountants. Nor is it the duty of the Committee to conduct investigations, unless authorized by the Board of Directors, to resolve disagreements, if any, between management and the independent public accountants, or to assure compliance with laws and regulations.

APPENDIX  -  B

                                GTC TELECOM CORP.
                            2001 STOCK INCENTIVE PLAN


1.     THE PLAN.

1.1          PURPOSE     .  The purpose of this Plan is to promote the success
of the Company and the interests of its stockholders by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company."CORPORATION" meansGTC Telecom Corp.,a Nevada corporation, and"COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 7.

1.2          ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

1.2.1 COMMITTEE. This Plan will be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on the delegated authority of the Committee, the Committee shall have the authority:

(1) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(2) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(3) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(4) to construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(5) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

(6) to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under
Section 1.6; and

(7) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

1.2.3 BINDING DETERMINATIONS/LIABILITY LIMITATION. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

1.2.4     RELIANCE ON EXPERTS.   In making any determination or in taking or not
taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

1.2.5 DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3 PARTICIPATION. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4     SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

1.4.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "SHARE LIMIT") shall be 5,000,000 shares of the Company's Common Stock, par value $0.001. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 1,000,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that are granted during any calendar year to any individual shall be limited to 1,000,000 shares, in each case subject to the Share Limit. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

1.4.3          SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS.
No Award may be granted under this Plan unless, on the date of grant, the sum of
(1) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (2) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (3) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in
Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement will set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6 AWARD PERIOD. Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee; provided further, that each Award will be subject to earlier termination as provided in or pursuant to Sections 6.2 and 6.3.

1.7     LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

1.7.2 PROCEDURE. Any exercisable Award will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section
2.2 and Section 6.5, and delivery of any written statement required pursuant to
Section 6.4.

1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 ACCEPTANCE OF NOTES TO FINANCE EXERCISE. The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

(1) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

(2) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

(3) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

(4) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

(5) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

(6) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules
and regulations of the Federal Reserve Board as     then in effect and
applicable state law.

1.9          NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

1.9.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended:

(1) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(2)     Awards will be exercised only by the Participant; and

(3) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

1.9.2 EXCEPTIONS. The Committee may permit an Award to be exercised by and paid only to a person or entity that is a "family member" (as such term is defined in the General Instructions to Form S-8 Registration Statements under the Securities Act) of the Participant; provided that the transfer will not adversely affect the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Corporation. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).
Notwithstanding the foregoing or anything in Section 1.9.3 to the contrary, Incentive Stock Options and Restricted Stock Awards will be subject to any and all additional transfer restrictions under the Code applicable to such Awards.

1.9.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.9.1 shall not apply to:

(1)     transfers to the Corporation,

(2) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(3)     transfers pursuant to a QDRO if approved or ratified by the Committee,

(4) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative, or

(5) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.          OPTIONS.

2.1 GRANTS. One or more Options may be granted under this Plan to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

2.2          OPTION PRICE.

2.2.1 PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of grant of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.3.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

2.2.2 PAYMENT PROVISIONS. The purchase price of any shares of Common Stock purchased on exercise of an Option granted under this Plan must be paid in full at the time of each purchase in one or a combination of the following methods:

(1)     in cash or by electronic funds transfer;

(2)     by check payable to the order of the Corporation;

(3) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8;

(4) by notice and third party payment in such manner as may be authorized by the Committee; or

(5) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering previously owned shares, and provided further that any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor, and all related withholding obligations under Section 6.5 and other conditions to the exercise are satisfied.

2.3          LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

2.3.1 $100,000 LIMIT. To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the fair market value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.3.2 OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.3.4 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or a parent or subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock of that entity, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.3.5 INCENTIVE STOCK OPTION NOTICE OF SALE REQUIREMENT. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares acquired on exercise of the Option if such sale or other transfer occurs within one year after the exercise date of the Option or within two years after the Award Date.

2.4          OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.
Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Award granted under this Plan by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.5     EFFECTS OF TERMINATION OF EMPLOYMENT ON OPTIONS.

2.5.1 DISMISSAL FOR CAUSE. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company is terminated by the Company for Cause, the Participant's Option will terminate on his or her Severance Date, whether or not the Option is then vested and/or exercisable.

2.5.2 RESIGNATION OR DISMISSAL. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason other than the Participant's Retirement, Total Disability or death, or a termination by the Company for Cause:

(1) the Participant's Option will terminate on his or her Severance Date to the extent that it is not vested on that date;

(2) the Participant will have until the date that is 90 days after his or her Severance Date to exercise his or her Option to the extent that it is vested on the Severance Date; and

(3) any portion of the Participant's Option that is vested on the Severance Date will terminate, to the extent not previously exercised, at the close of business on the last day of 90 day period.

2.5.3 RETIREMENT. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates due to the Participant's Retirement:

(1) the Participant's Option will terminate on his or her Severance Date to the extent that it is not vested on that date;

(2) the Participant will have until the date that is 12 months (3 months in the case of an Incentive Stock Option) after his or her Severance Date to exercise his or her Option to the extent that it is vested on the Severance Date; and

(3) any portion of the Participant's Option that is vested on the Severance Date will terminate, to the extent not previously exercised, at the close of business on the last day of the 12-month (or 3-month, as applicable) period.

2.5.4 DEATH OR TOTAL DISABILITY. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates due to the Participant's Total Disability or death:

(1) the Participant's Option will terminate on his or her Severance Date to the extent that it is not vested on that date;

(2) the Participant (or the Participant's Beneficiary or Personal Representative, as the case may be) will have until the date that is 12 months after the Participant's Severance Date to exercise the Participant's Option to the extent that it is vested on the Severance Date; and

(3) any portion of the Participant's Option that is vested on the Severance Date will terminate, to the extent not previously exercised, at the close of business on the last day of the 12-month period.

3.          STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION
RIGHTS).

3.1 GRANTS. In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2     EXERCISE OF STOCK APPRECIATION RIGHTS.

3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

3.2.2 EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

3.2.3 STAND-ALONE STOCK APPRECIATION RIGHTS. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but in no event earlier than six months after the Award Date unless the Committee otherwise provides.

3.3     PAYMENT.

3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to
Section 6.5, payment of an amount determined by multiplying:
(1) the difference (which shall not be less than zero) obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by
(2) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under
Section 3.3.1, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.          RESTRICTED STOCK AWARDS.

4.1 GRANTS. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions.

4.2          RESTRICTIONS.

4.2.1 PRE-VESTING RESTRAINTS. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

4.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to vote such shares but will not be entitled to dividends on any of the shares until the shares have vested; provided that such voting rights will terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

4.2.3 CASH PAYMENTS. If the Participant has paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment (or specified services) or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides in the Award Agreement.

5.          PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a"performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with the second clause of Section 6.10.3, if applicable) may determine.

5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS. Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted at an exercise or base price at least equal to the Fair Market Value of the underlying shares on the date of grant, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

5.2.1 ELIGIBLE CLASS. The eligible class of persons for Awards under this Section shall be key employees (including officers) of the Company.

5.2.2 MAXIMUM AWARD. In no event shall grants in any calendar year to a Participant under this Section 5.2 relate to more than 1,000,000 shares, subject to the Share Limit, or a cash amount of more than $1,000,000.

5.2.3 COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

5.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

5.3 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6.     OTHER PROVISIONS.

6.1     RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

6.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 6.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

6.1.3 PLAN NOT FUNDED. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2          ADJUSTMENTS; ACCELERATION.

6.2.1 ADJUSTMENTS. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 6.10.3) the performance standards appropriate to any outstanding Awards, or

(2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.
The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or strike price of the Award.
In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.
In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

6.2.2 POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 6.2.3 but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 6.2.1 that the Company does not survive, or (3) the consummation of an event described in Section 6.2.1 involving a Change of Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

6.2.3 ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will accelerate and the extent to which they will accelerate, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(1) each Option and Stock Appreciation Right will become immediately exercisable,

(2)     Restricted Stock will immediately vest free of restrictions, and

(3)     each Performance Share Award will become payable to the Participant.
Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.
The Committee may override the limitations on acceleration in this Section 6.2.3 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2.4) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

6.2.4 POSSIBLE RESCISSION OF ACCELERATION. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.2.5 ACCELERATION UPON TERMINATION OF SERVICE IN ANTICIPATION OF OR FOLLOWING A CHANGE IN CONTROL.
Early Termination. Unless the Committee otherwise provides prior to a Change in Control, if any Participant's employment is terminated by the Company for any reason other than death, Total Disability, Retirement, or for Cause after the announcement of but within 30 days before consummation of a Change in Control Event, then upon or immediately prior to the consummation of the Event and subject to its consummation, any Awards held by the Participant prior to the Change in Control that were terminated shall be deemed reinstated to the extent previously vested and Awards previously unvested shall be deemed vested to the extent that the vesting of other Awards of the same type are accelerated in connection with the Event, irrespective of the vesting and early termination provisions of the Participant's Award Agreement. Any such reinstated Awards shall remain subject to the other adjustment, termination and settlement provisions of this Section 6.2 in connection with the subject Change in Control Event or any applicable, subsequent Change in Control Event.
Termination After Change in Control. If any Participant's employment is terminated by the Company upon or within 30 days after a Change in Control Event, and the termination is not the result of death, Total Disability, Retirement or a termination for Cause, then, subject to the other provisions of this Section 6.2 (including without limitation Section 6.2.2 and Section 6.4), all outstanding Options held by the Participant shall be deemed fully vested immediately prior to the Severance Date, irrespective of the vesting provisions of the Participant's Award Agreement, unless the Award Agreement specifies a different result in the case of a Change in Control Event.
No Extension Beyond Expiration. Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

6.2.6 GOLDEN PARACHUTE LIMITATION. In no event shall an Award be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of
Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

6.3          EFFECT OF TERMINATION OF SERVICE ON AWARDS.

6.3.1 GENERAL. The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award granted under this Plan and in so doing may make distinctions based upon the cause of termination and the nature of the Award. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan: (1) the provisions of Section 2.6 shall apply to Options, (2) any Stock Appreciation Right granted concurrently or in tandem with an Option shall be subject to the same post-termination provisions and exercisability periods as the Option to which it relates, and (3) Restricted Stock Awards, Performance Share Awards, and other Stock Appreciation Rights shall, to the extent that they are not vested on the Participant's Severance Date, terminate and be forfeited on such date.

6.3.2 TERMINATION OF CONSULTING OR AFFILIATE SERVICES. If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant's termination of services for purposes of
Section 2.6, 3, 4.3, 5 and this Section 6.3 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

6.3.3 EVENTS NOT DEEMED TERMINATIONS OF SERVICE. Unless Company policy or the Committee otherwise provides, a Participant's employment or service relationship shall not be considered terminated solely due to any (1) sick leave, (2) military leave, or (3) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.3.4 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

6.3.5 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 6.3 or anything in Section 2.5 to the contrary, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant (or the Participant's Beneficiary or Personal Representative, as the case may be) or, subject to the provisions of Sections 1.6 and 6.2, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

6.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards, are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5          TAX MATTERS.

6.5.1 PROVISION FOR TAX WITHHOLDING OR OFFSET. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

(1) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

(2) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment; and/or

(3) in any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued at their then Fair Market Value, to satisfy such minimum withholding obligation.

The Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (3) above. In no event shall shares be withheld in excess of the minimum number required for tax withholding under these provisions.

6.5.2 TAX LOANS. If so provided in the Award Agreement or otherwise expressly authorized by the Committee, the Company may, to the extent permitted by law, authorize a short-term loan of not more than nine months to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the other provisions of Section 1.8.

6.6     PLAN AMENDMENT, TERMINATION AND SUSPENSION.

6.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

6.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

6.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Section 1.2.2) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

6.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section

6.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN. This Planwill becomeeffective asJanuary 1, 2002, subject toapproval by the Board and the shareholders of the Company.

6.9 TERM OF THE PLAN. No Award will be granted under this Plan afterDecember 31, 2011 (the"termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10          GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

6.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

6.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

6.10.3     PLAN CONSTRUCTION.
Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 STOCK-BASED AWARDS IN SUBSTITUTION FOR STOCK OPTIONS OR AWARDS GRANTED BY OTHER CORPORATION. Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, Stock Appreciation Rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

6.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.14 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (1) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (2) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (3) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (4) any dissolution or liquidation of the Corporation or any Subsidiary, (5) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (6) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

6.15 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAM. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or any Subsidiary.

7.     DEFINITIONS.

     "AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

     "AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of grant of the Award.

      "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "BOARD" means the Board of Directors of the Corporation.

     "CAUSE" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of service based upon a finding by the Company that the Participant:

(1) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties; or

(2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(3) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

(4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

     "CHANGE IN CONTROL EVENT" means any of the following:

(1) Approval by the stockholders (or, if no stockholder approval is required, by the Board) of the Corporation of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.

(2) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a "BUSINESS COMBINATION"), unless (a) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "SUCCESSOR ENTITY") immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before the Business Combination; and (b) no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (c) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

(3) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (a) an acquisition directly from the Company, (b) an acquisition by the Company, (c) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (d) an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (2) above.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMITTEE" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

      "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 6.2 of this Plan.

     "COMPANY" means, collectively, the Corporation and its Subsidiaries.

     "CORPORATION" means GTC Telecom Corp., a Nevada corporation, and its successors.

 "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

     "ELIGIBLE PERSON" means an Eligible Employee or any Other Eligible Person.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "EXCLUDED PERSON" means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 10% of the outstanding Shares of Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendant or related party of or to any such person), (3) the Company, or (4) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

     "FAIR MARKET VALUE" on any date means:

(1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

(2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

(4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     "INCENTIVE STOCK OPTION" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

      "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

          "OTHER ELIGIBLE PERSON" means any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's compliance with any other applicable laws.

      "PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan.

     "PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     "PLAN" means this GTC Telecom Corp. 2001 Stock Incentive Plan, as it may be amended from time to time.

     "QDRO" means a qualified domestic relations order.

     "RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

     "RETIREMENT" means retirement with the consent of the Company or from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65 or, in the case of a Non-Employee Director, a retirement or resignation as a director after at least 5 years service as a director.

     "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.
"SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"SEVERANCE DATE" means the date that the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason.

     "STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

PROXY

                                GTC TELECOM CORP.
            3151 Airway Ave., Suite P-3, Costa Mesa, California 92626
          Proxy for Annual Meeting of Shareholders - December 13, 2001

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint S. PAUL SANDHU and ERIC CLEMONS, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, and 3), all of the shares of GTC Telecom Corp. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on Thursday, December 13, 2001, at 9:30 a.m. at the Irvine Marriott John Wayne Airport, 18000 Von Karman Ave., Irvine, California 92612, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

The Board of Directors recommends a vote FOR Items 1, 2 & 3.

                                                             WITHHELD
                                                  FOR          FOR
ITEM 1 - ELECTION OF DIRECTORS
     NOMINEES:

     ERIC C. CLEMONS                              [  ]         [  ]
     S. PAUL SANDHU                               [  ]         [  ]
     JOHN M. EGER                                 [  ]         [  ]
     CLAY T. WHITEHEAD                            [  ]         [  ]
     GERALD A. DECICCIO                           [  ]         [  ]

WITHHELD FOR: (Write that nominee's name in the space provided below)._________________________________________

                                                   FOR     AGAINST     ABSTAIN
ITEM 2 - TO ADOPT THE GTC 2001 STOCK
INCENTIVE PLAN                                     [  ]      [  ]        [  ]


                                                   FOR     AGAINST     ABSTAIN
ITEM 3 - TO RATIFY THE SELECTION OF CORBIN &
WERTZ LLP AS THE COMPANY'S
INDEPENDENT ACCOUNTANTS                            [  ]      [  ]        [  ]



      Signature(s) ________________________________________ Date _____________


                  ________________________________________
                               (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.